UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

THE OSTERWEIS FUND
&
THE OSTERWEIS
STRATEGIC INCOME FUND

For the Six Months Ended
September 30, 2006

The Osterweis Fund
SEMI-ANNUAL REPORT
For the six months ended September 30, 2006
October 16, 2006

Dear Shareholder,

During the third quarter of 2006, The Osterweis Fund (the "Fund") had a total return of 3.53%, underperforming the S&P 500 Index, which had a total return of 5.67% in the same period. Our nine-month year-to-date performance also trailed the S&P 500 Index (4.05% versus 8.53% as of September 30, 2006). Our returns lagged the broader market owing to a combination of disappointing developments at several companies as well as a general market rotation into large capitalization stocks.

The Fund’s long term record remains solid, with annualized total returns for the one year, five year, ten year and since inception (October 1, 1993) periods ending September 30, 2006, of +5.12%, +10.87%, +14.91% and +13.72%, respectively, compared to +10.79%, +6.96%, +8.58% and +10.55% in the same periods for the S&P 500 Index.

For the six months ending September 30, 2006, the Fund had a total return of -0.18%, underperforming the S&P 500 Index (the "Index"), which had a total return of +4.14% for the same period. The Fund’s underperformance was primarily due to stock selection. Stock selection in the Consumer Discretionary sector had the greatest impact, detracting 1.18% from relative performance. Stock selection in the Health Care sector had the second largest impact, detracting 0.98% from relative performance. The Fund’s five largest detracting securities from performance were Servicemaster Company, Station Casinos Inc., Websense, Inc., AirTran Holdings, Inc., and Kinetic Concepts, Inc. The Fund’s top five contributing securities to performance were Liberty Global, Inc. (Class A & Class C), Service Corp. International, ITC Holdings Corp. and Wells Fargo & Co New. In addition, small and medium cap securities (<$10 billion) detracted 3.95% from relative performance, while large cap securities (>$10 billion) contributed 0.31% to relative performance.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 236-0050. An investment should not be made solely on returns. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance periods shown above are greater than 30 days and do not reflect the redemption fee. If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.

As we anticipated in our last letter, the stock market responded favorably in the third quarter to a cessation of monetary tightening on the part of the Federal Reserve. Rising interest rates had been a major headwind for the market in the second quarter. Conversely, a respite from further interest rate increases allowed the market to rally in the third quarter.

As often happens during periods of economic uncertainty and softness, large cap, blue-chip stocks began to outperform riskier (or "perceived riskier") small and mid-cap stocks. This was also to be expected as small and mid-cap stocks had outperformed for some five years. We have been gradually increasing exposure to large cap equities, but still see value across the capitalization spectrum. We remain very focused on companies that can generate large amounts of free cash flow and whose earnings appear predictable and possibly poised for acceleration regardless of the economic outlook.

Please let us know if you have any questions.

With best regards,

John S. Osterweis & Team
Portfolio Managers
____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Past performance is not indicative of future results. The relative performance attribution figures noted were calculated based on the Fund’s equity holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 5 of this report for complete holdings information.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-cap companies. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Free Cash Flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that may enhance shareholder value.

The Osterweis Fund is distributed by Quasar Distributors, LLC. (11/06)

The Osterweis Fund

SECTOR ALLOCATION at September 30, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited)
As a shareholder of The Osterweis Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

The Osterweis Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited) (Continued)
Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/06	Value 9/30/06	4/1/06 - 9/30/06*
Actual	$1,000	$ 998	$6.06
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.12

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.21% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 86.3%
Airlines: 0.6%
183,950	AirTran
	Holdings, Inc.*	$1,824,784
Beverages: 2.4%
77,400	Diageo Plc - ADR	5,498,496
20,000	PepsiCo, Inc.	1,305,200
		6,803,696
Biotechnology: 6.3%
236,875	Charles River
	Laboratories
	International, Inc.*	10,282,744
125,225	Invitrogen Corp.*	7,940,517
		18,223,261
Commercial Services & Supplies: 7.6%
128,225	Avery
	Dennison Corp.	7,715,299
197,225	Pitney Bowes, Inc.	8,750,873
136,225	Republic
	Services, Inc.	5,477,607
		21,943,779
Consumer Finance: 3.2%
180,300	SLM Corp.	9,371,994
Containers & Packaging: 3.3%
507,600	Crown
	Holdings, Inc.*	9,441,360
Electric Utilities: 5.2%
192,425	FPL Group, Inc.	8,659,125
207,825	ITC Holdings Corp.	6,484,140
		15,143,265
Electronic Equipment & Instruments: 1.5%
149,875	Lipman Electronic
	Engineering Ltd.*	4,229,472
Energy Equipment & Services: 2.3%
108,200	Schlumberger Ltd.	6,711,646
Food & Staples Retailing: 3.0%
175,075	Costco
	Wholesale Corp.	8,697,726
Food Products: 3.1%
25,700	Nestle SA1	8,960,934
Gas Utilities: 2.9%
313,982	Southern
	Union Co.	8,292,265
Health Care Equipment & Supplies: 3.8%
90,400	Bausch &
	Lomb, Inc.	4,531,752
202,000	Kinetic
	Concepts, Inc.*	6,354,920
		10,886,672
Health Care Providers & Services: 7.0%
1,229,225	Healthsouth Corp.*	6,096,956
138,300	Manor Care, Inc.	7,230,324
735,850	Service Corp.
	International	6,872,839
		20,200,119
Insurance: 3.0%
247,000	Genworth Financial,
	Inc. - Class A	8,647,470
Internet Software & Services: 5.7%
327,500	United Online, Inc.	3,988,950
202,825	VeriSign, Inc.*	4,097,065
393,875	Websense, Inc.*	8,511,639
		16,597,654
Investment Management: 2.3%
591,400	Azimut
	Holding Spa1	6,749,344
Machinery: 0.8%
175,725	Chart
	Industries, Inc.*	2,163,175
Media: 8.8%
463,300	Citadel
	Broadcasting Corp.	4,355,020
126,475	Lamar Advertising
	Co. - Class A*	6,755,030
119,761	Liberty Global,
	Inc. - Class A*	3,082,648
119,761	Liberty Global,
	Inc. - Series C*	3,001,211
155,757	R.H. Donnelley
	Corp.*	8,239,545
		25,433,454

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 86.3% (Continued)
Pharmaceuticals: 5.2%
185,575	Endo
	Pharmaceuticals
	Holdings, Inc.*	$6,040,466
136,900	Johnson & Johnson	8,890,286
		14,930,752
Real Estate: 4.1%
669,700	Annaly Capital
	Management, Inc.	8,799,858
250,825	Trustreet
	Properties, Inc.	3,137,821
		11,937,679
Specialty Retail: 2.8%
685,500	Kingfisher Plc1	3,147,763
2,401,550	Signet Group Plc1	4,968,662
		8,116,425
Textiles, Apparel & Luxury Goods: 1.4%
157,950	Carter’s, Inc.*	4,168,300
TOTAL COMMON STOCKS
(Cost $221,381,232)		249,475,226
INVESTMENT COMPANY: 3.0%
502,275	Ares Capital Corp.	8,749,630
TOTAL INVESTMENT COMPANY
(Cost $7,961,335)		8,749,630

Principal
Amount
BONDS: 2.3%
CONVERTIBLE BOND: 1.4%
Electronics: 1.4%
$4,180,000	Sanmina - SCI
	Corp., 3.000%,
	03/15/2007	4,117,300
TOTAL CONVERTIBLE BOND
(Cost $4,124,973)		4,117,300
CORPORATE BONDS: 0.9%
Insurance: 0.7%
2,000,000	Loews Corp.,
	6.750%,
	12/15/2006	2,002,742
Tobacco: 0.2%
500,000	Reynolds American,
	Inc., 6.500%,
	06/01/2007 (Cost
	$500,000; Acquired
	7/06/2006)2	503,818
TOTAL CORPORATE BONDS
(Cost $2,504,513)		2,506,560
TOTAL BONDS
(Cost $6,629,486)		6,623,860

Shares
SHORT-TERM INVESTMENT: 8.6%
24,738,398	Goldman Sachs
	Financial Square -
	Prime Obligations
	Fund	24,738,398
TOTAL SHORT-TERM INVESTMENT
(Cost $24,738,398)		24,738,398
TOTAL INVESTMENTS
IN SECURITIES: 100.2%
(Cost $260,710,451)		289,587,114
Liabilities in Excess of
Other Assets: (0.2)%		(478,168)
TOTAL NET
ASSETS: 100.0%		$289,108,946

*	Non-income producing security.
ADR   American Depository Receipt.
1	Security denominated in a foreign currency.
2
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At September 30, 2006, the value of this security amounted to $503,818 or 0.2% of net assets.

The Osterweis Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2006 (Unaudited)

ASSETS
Investments in securities, at value
(cost $260,710,451) (Note 2)	$289,587,114
Receivables:
Fund shares sold	346,916
Dividends and interest	501,188
Prepaid expenses	17,322
Total assets	290,452,540

LIABILITIES
Payables:
Investment securities purchased	1,008,886
Fund shares redeemed	10,814
Investment advisory fees	233,908
Administration fees	31,911
Custody fees	6,008
Fund accounting fees	8,080
Transfer agent fees	24,463
Chief compliance officer fees	754
Other accrued expenses	18,770
Total liabilities	1,343,594

NET ASSETS	$289,108,946

Net asset value, offering and redemption price per share
($289,108,946/10,716,537, shares outstanding; unlimited
number of shares authorized without par value)	$26.98

COMPONENTS OF NET ASSETS
Paid-in capital	235,514,784
Undistributed net investment income	1,368,730
Accumulated net realized gain on investments	23,349,108
Net unrealized appreciation on
investments and foreign currency	28,876,324
Net assets	$289,108,946

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividends (net of $5,159 foreign withholding tax)	$2,256,497
Interest	815,110
Total investment income	3,071,607

EXPENSES (Note 3)
Investment advisory fees	1,392,529
Administration fees	144,832
Transfer agent fees	55,526
Fund accounting fees	22,873
Custody fees	15,977
Registration fees	15,867
Audit fees	9,432
Trustee fees	7,548
Reports to shareholders	6,651
Miscellaneous	6,252
Legal fees	4,431
Insurance expense	3,121
Chief compliance officer fees	1,504
Total expenses	1,686,543
Net investment income	1,385,064

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	18,466,741
Change in net unrealized depreciation on investments	(20,155,353)
Net realized and unrealized loss
on investments and foreign currency	(1,688,612)
Net decrease in net assets
resulting from operations	$(303,548)

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
	September 30, 2006	Year Ended
	(Unaudited)	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,385,064	$1,645,380
Net realized gain on investments
and foreign currency	18,466,741	8,811,065
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	(20,155,353)	14,784,625
Net increase (decrease) in net assets
resulting from operations	(303,548)	25,241,070
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(1,206,471)
From net realized gain	—	(9,801,019)
Total distributions to shareholders	—	(11,007,490)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	13,649,667	91,621,612
Total increase in net assets	13,346,119	105,855,192
NET ASSETS
Beginning of period	275,762,827	169,907,635
End of period	$289,108,946	$275,762,827
Undistributed (accumulated) net
investment income	$1,368,730	$(16,334)

(b)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2006		Year Ended
	(Unaudited)		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	1,651,821	$43,537,902	4,069,566	$107,955,736
Shares issued
in reinvestment
of distributions	—	—	380,941	9,953,977
Shares redeemed (a)	(1,137,843)	(29,888,235)	(998,866)	(26,288,101)
Net increase	513,978	$13,649,667	3,451,641	$91,621,612

(a)	Net of redemption fees of $163 and $7,555, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months Ended
	September 30,
	2006		Year Ended March 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value,
beginning of period	$27.03		$25.17	$23.65	$16.90	$19.81	$20.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.13		0.19	0.20	0.17	0.19	0.05
Net realized and
unrealized gain (loss)
on investments	(0.18)		3.00	2.60	6.81	(3.05)	(0.70)
Total from investment
operations	(0.05)		3.19	2.80	6.98	(2.86)	(0.65)
LESS DISTRIBUTIONS:
From net
investment income	—		(0.15)	(0.34)	(0.23)	(0.05)	(0.05)
From net realized gain	—		(1.18)	(0.94)	—	—	(0.21)
Total distributions	—		(1.33)	(1.28)	(0.23)	(0.05)	(0.26)
Paid-in capital from
redemption fees
(Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	—
Net asset value,
end of period	$26.98		$27.03	$25.17	$23.65	$16.90	$19.81
Total return	(0.18	)%^	12.85%	11.90%	41.39%	(14.45)%	(3.04)%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$289.1		$275.8	$169.9	$125.3	$71.6	$69.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.21	%+	1.26%	1.32%	1.36%	1.41%	1.43%
After fees waived and
expenses absorbed	1.21	%+	1.26%	1.32%	1.36%	1.41%	1.43%
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.99	%+	0.79%	0.89%	1.08%	1.23%	0.33%
After fees waived and
expenses absorbed	0.99	%+	0.79%	0.89%	1.08%	1.23%	0.33%
Portfolio turnover rate	29.57	%^	30.39%	38.08%	58.34%	34.26%	48.85%

*  Amount is less than $0.01.
^  Not annualized.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund
SEMI-ANNUAL REPORT
For the six months ended September 30, 2006

October 16, 2006

Dear Shareholder,

During the third quarter of 2006, The Osterweis Strategic Income Fund (the "Fund") had a total return of +2.13%, compared to +3.81% for the Lehman Aggregate Bond Index (the "Lehman") and +3.91% for the Merrill Lynch U.S. Corporate & Government Master Index (the "Merrill"). This brings the Fund’s year-to-date performance to +6.95%, compared to +3.06% for the Lehman and +2.76% for the Merrill. The Fund’s annualized total returns for the one year, three year, and since inception (August 30, 2002) periods ending September 30, 2006, are +7.75%, +7.10%, and +9.02%, respectively, compared in the same periods to +3.67%, +3.38%, and +4.21% for the Lehman and +3.37%, +3.14%, and +4.36% for the Merrill. Despite this near term underperformance, we believe we are properly positioned given the uncertain economic environment.

For the six months ended September 30, 2006, the Fund had a total return of 3.52%, relatively in line with the Lehman Aggregate Bond Index (the "Lehman") and the Merrill Lynch U.S. Corporate & Government Master Index (the "Merrill"), which had total returns of 3.72% and 3.75% for the same period respectively. The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the Lehman.

The Fund’s higher current yield and higher yield to maturity were the largest contributors, adding 1.00% to relative performance. During the six month period, the Fund’s average current yield* was 6.37% vs. 5.23% for the Merrill, and average yield to maturity** for the same period was 7.59% vs. 5.37% for the Merrill. On the down side, the Fund’s shorter duration*** and lack of holdings in investment grade securities were the largest detractors from relative performance. The

Fund had an average duration of 2.02 years over the period, while the Merrill had an average duration of 5.23 years. This difference detracted approximately 0.76% from relative return, due to a slight inversion of the yield curve. The Fund’s lower average quality vs. the Merrill also detracted 0.24% from relative performance over the period. As of September 30, 2006 the Fund’s average quality was B2 while the Merrill’s average quality was Aa1.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. An investment should not be made solely on the basis of returns. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance periods shown above are greater than 30 days and do not reflect the redemption fee. If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee. On May 19, 2006, Professionally Managed Portfolios, (the “Trust”) modified the methodology for pricing bond holdings from using the bid price to using the mean (the mid-point between the bid and ask prices). The change increased the Fund's NAV by approximately $0.04 per share (0.37%) on that day. This contributed to the performance shown above.

In short, this quarter economic growth showed a clear slowdown and the housing market rolled over. During the quarter, the Fed paused from increasing the Fed Funds rate. The current widespread belief in the marketplace appears to be that the Fed is going to have to lower the Fed Funds rate in the near term. We are not so sure. While the economy and inflation have clearly slowed, there is much uncertainty regarding the magnitude and the duration of this weakness and whether it will compel the Fed to lower rates. We are closely watching inflation and economic releases, both concerns of the Fed, for clear signs of an attractive entry point into longer-dated, more interest-sensitive bonds. Although there has been some anticipatory speculation in the marketplace, we would rather wait until we have a clearer picture of whether or not this will be a "hard landing," which would necessitate a series of rate cuts.

As always, we welcome your comments and thank you for your continued support.

Sincerely,

Carl P. Kaufman	Gregory S. Hermanski
Portfolio Manager	Portfolio Manager
____________________
This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Past performance is not indicative of future results. The relative performance attribution figures noted in the 3rd paragraph were calculated based on the Fund’s fixed income holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 15 of this report for complete holdings information.

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in an individual holding’s value than a diversified fund.

The Fund’s investment performance reflects reimbursement of expenses previously waived. Please refer to the prospectus for further details.

The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general, and are provided for comparison purposes. These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

*	The portfolio’s annual rate of return expressed as a percentage.
**	The portfolio’s annual rate of return assuming all bond(s) are held to maturity.
***
Duration is a weighted average of the maturity of all the income streams from a bond portfolio, stated in years. A bond portfolio with a longer duration generally has more price volatility than a portfolio of comparable quality with a shorter duration.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC. (11/06)

The Osterweis Strategic Income Fund

PORTFOLIO ALLOCATION at September 30, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited)

As a shareholder of The Osterweis Strategic Income Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the

The Osterweis Strategic Income Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited) (Continued)

underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/06	Value 9/30/06	4/1/06 - 9/30/06*
Actual	$1,000	$1,035	$7.65
Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited)

Principal
Amount		Value
BONDS: 89.3%
CONVERTIBLE BONDS: 55.4%
Airlines: 3.5%
$2,535,000	Jetblue Airways
	Corp., 3.500%,
	07/15/2033	$2,300,512
Biotechnology: 9.0%
3,000,000	CuraGen Corp.,
	6.000%, 02/02/2007	2,970,000
2,916,000	Millennium
	Pharmaceuticals, Inc.,
	5.500%, 01/15/2007	2,919,645
		5,889,645
Chemicals & Allied Products: 2.3%
1,500,000	Nektar Therapeutics,
	5.000%, 02/08/2007	1,492,500
Communications Equipment: 6.4%
2,075,000	McDATA Corp.,
	3.000%, 02/15/2007	2,062,031
2,250,000	Nortel Networks Corp.,
	4.250%, 09/01/2008	2,160,000
		4,222,031
Electronics: 4.1%
2,780,000	Sanmina - SCI Corp.,
	3.000%, 03/15/2007	2,738,300
Internet & Catalog Retail: 1.5%
1,000,000	Collegiate Pacific,
	Inc., 5.750%,
	12/01/2009 (Cost
	$1,046,275;
	Acquired 9/08/2005
	through
	10/18/2005)1	973,750
Media: 6.4%
2,600,000	Echostar
	Communications
	Corp., 5.750%,
	05/15/2008	2,619,500
1,800,000	Sinclair Broadcast
	Group, Inc.,
	6.000%, 09/15/2012	1,608,750
		4,228,250
Pharmaceuticals: 3.3%
2,150,000	Sepracor, Inc.,
	5.000%,
	02/15/2007	2,150,000
Real Estate Investment Trusts: 3.1%
2,000,000	Meristar Hospitality
	Operating
	Partnerships,
	9.500%,
	04/01/2010	2,063,000
Semiconductor & Semiconductor Equipment: 6.4%
500,000	Agere Systems,
	Inc., 6.500%,
	12/15/2009	503,750
750,000	Axcelis Technologies,
	Inc., 4.250%,
	01/15/2007	749,063
1,020,000	International
	Rectifier Corp.,
	4.250%, 07/15/2007	1,012,350
1,925,000	TriQuint
	Semiconductor, Inc.,
	4.000%, 03/01/2007	1,917,781
		4,182,944
Semiconductor Equipment & Products: 3.8%
2,500,000	Conexant Systems,
	Inc., 4.000%,
	02/01/2007	2,481,250
Software: 4.3%
2,000,000	Magma Design
	Automation, Inc.,
	0.000%, 05/15/2008	1,772,500
1,000,000	Mentor Graphics
	Corp., 7.130%,
	08/06/20232	1,025,000
		2,797,500
Wireless Telecommunication Services: 1.3%
850,000	American Tower
	Corp., 5.000%,
	02/15/2010	850,000
TOTAL CONVERTIBLE BONDS
(Cost $36,206,647)		36,369,682

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited) (Continued)

Principal
Amount		Value
BONDS: 89.3% (Continued)
CORPORATE BONDS: 33.9%
Auto Components: 3.5%
$2,240,000	The Goodyear Tire
	& Rubber Co.,
	8.500%,
	03/15/2007	$2,268,336
Banks: 2.7%
1,750,000	Emigrant Capital
	Trust, 7.330%,
	04/14/2034 (Cost
	$1,741,250; Acquired
	8/12/2004)1, 2	1,747,981
Capital Markets: 3.5%
2,300,000	Affiliated Managers
	Group, Inc.,
	5.406%, 11/17/2006	2,298,668
Forest Products & Paper: 1.4%
965,000	Newark Group, Inc.,
	9.750%, 03/15/2014	940,875
Health Care Providers & Services: 3.7%
750,000	HealthSouth Corp.,
	7.375%, 10/01/2006	750,000
775,000	HealthSouth Corp.,
	10.750%, 10/01/2008	790,984
1,000,000	PharmaNet
	Development
	Group, Inc.,
	2.250%, 08/15/2024	881,250
		2,422,234
Home Furniture, Furnishings &
Equipment Stores: 1.7%
1,250,000	Gregg Appliances,
	Inc., 9.000%,
	02/01/2013	1,146,875
Hotels, Restaurants & Leisure: 4.5%
1,000,000	The Restaurant Co.,
	10.000%, 10/01/2013	928,750
2,000,000	Sbarro, Inc., 11.000%,
	09/15/2009	2,045,000
		2,973,750
Hotels, Rooming Houses, Camps &
Other Lodging Places: 1.0%
750,000	155 East Tropicana
	LLC, 8.750%,
	04/01/2012	633,750
Household Durables: 0.8%
525,000	Blyth, Inc.,
	7.900%, 10/01/2009	522,375
Retail: 5.7%
1,375,000	General Nutrition
	Centers, Inc.,
	8.500%, 12/01/2010	1,340,625
2,500,000	Harry & David
	Operations, 10.400%,
	03/01/20122	2,425,000
		3,765,625
Tobacco: 5.4%
2,000,000	Alliance One
	International, Inc.,
	11.000%, 05/15/2012	2,050,000
1,500,000	Reynolds American,
	Inc., 6.500%,
	06/01/2007 (Cost
	$1,500,000; Acquired
	7/06/2006)1	1,511,454
		3,561,454
TOTAL CORPORATE BONDS
(Cost $22,157,348)		22,281,923
TOTAL BONDS
(Cost $58,363,995)		58,651,605

Shares
INVESTMENT COMPANY: 4.1%
156,250	Ares Capital Corp.	2,721,875
TOTAL INVESTMENT COMPANY
(Cost $2,507,925)		2,721,875
PREFERRED STOCK: 0.8%
Hotels, Restaurants & Leisure: 0.8%
23,975	Six Flags, Inc., Pfd.	510,668
TOTAL PREFERRED STOCK
(Cost $554,242)		510,668

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited) (Continued)

Shares		Value
SHORT-TERM INVESTMENT: 6.4%
4,195,686	Goldman Sachs
	Financial Square -
	Prime Obligations
	Fund	$4,195,686
TOTAL SHORT-TERM INVESTMENT
(Cost $4,195,686)		4,195,686
TOTAL INVESTMENTS
IN SECURITIES: 100.6%
(Cost $65,621,848)		66,079,834
Liabilities in Excess of
Other Assets: (0.6)%		(366,585)
TOTAL NET
ASSETS: 100.0%		$65,713,249

1
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At September 30, 2006, the value of these securities amounted to $4,233,185 or 6.4% of net assets.

2	Variable rate security; rate shown is the rate in effect on September 30, 2006.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2006 (Unaudited)

ASSETS
Investments in securities, at value
(cost $65,621,848) (Note 2)	$66,079,834
Receivables:
Fund shares sold	361,823
Dividends and interest	824,599
Prepaid expenses	13,396
Total assets	67,279,652

LIABILITIES
Payables:
Investment securities purchased	1,395,489
Fund shares redeemed	41,396
Distributions to shareholders	20,793
Investment advisory fees	55,285
Administration fees	9,908
Custody fees	2,718
Fund accounting fees	9,346
Transfer agent fees	13,768
Chief compliance officer fees	754
Other accrued expenses	16,946
Total liabilities	1,566,403

NET ASSETS	$65,713,249

Net asset value, offering and redemption price per share
($65,713,249/5,994,526, shares outstanding; unlimited
number of shares authorized without par value)	$10.96

COMPONENTS OF NET ASSETS
Paid-in capital	$65,047,443
Undistributed net investment income	11,358
Accumulated net realized gain on investments	196,462
Net unrealized appreciation on investments	457,986
Net assets	$65,713,249

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividends	$157,849
Interest	1,855,192
Total investment income	2,013,041

EXPENSES (Note 3)
Investment advisory fees	285,584
Administration fees	55,372
Fund accounting fees	22,521
Transfer agent fees	16,915
Registration fees	12,329
Audit fees	8,784
Trustee fees	4,558
Legal fees	4,431
Custody fees	4,227
Reports to shareholders	2,906
Miscellaneous	2,619
Chief compliance officer fees	1,504
Insurance expense	886
Total expenses	422,636
Plus: prior year fees waived
subject to recoupment	5,739
Net expenses	428,375
Net investment income	1,584,666

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	103,320
Change in net unrealized
appreciation on investments	359,434
Net realized and unrealized gain on investments	462,754
Net increase in net assets
resulting from operations	$2,047,420

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
	September 30, 2006	Year Ended
	(Unaudited)	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,584,666	$3,074,936
Net realized gain on investments	103,320	94,006
Change in net unrealized
appreciation on investments	359,434	141,848
Net increase in net assets
resulting from operations	2,047,420	3,310,790
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,580,408)	(3,640,466)
From net realized gain	—	(643,812)
Total distributions to shareholders	(1,580,408)	(4,284,278)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change
in outstanding shares (a)(b)	11,425,174	(6,762,433)
Total increase (decrease)
in net assets	11,892,186	(7,735,921)
NET ASSETS
Beginning of period	53,821,063	61,556,984
End of period	$65,713,249	$53,821,063
Undistributed net investment income	$11,358	$7,100

(b) Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2006		Year Ended
	(Unaudited)		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	1,045,492	$11,459,780	876,364	$9,632,301
Shares issued
in reinvestment
of distributions	141,189	1,541,401	386,050	4,183,109
Shares redeemed (a)	(144,131)	(1,576,007)	(1,873,155)	(20,577,843)
Net increase (decrease)	1,042,550	$11,425,174	(610,741)	$(6,762,433)

(a) Net of redemption fees of $0 and $841, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	September 30,					Period Ended
	2006		Year Ended March 31,			March 31,
	(Unaudited)		2006	2005	2004	2003*
Net asset value,
beginning of period	$10.87		$11.07	$11.30	$10.43	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.29		0.63	0.51	0.59	0.26
Net realized and unrealized
gain (loss) on investments	0.09		0.04	(0.05)	1.05	0.43
Total from investment operations	0.38		0.67	0.46	1.64	0.69
LESS DISTRIBUTIONS:
From net investment income	(0.29)		(0.74)	(0.51)	(0.59)	(0.26)
From net realized gain	—		(0.13)	(0.18)	(0.18)	—
Total distributions	(0.29)		(0.87)	(0.69)	(0.77)	(0.26)
Paid-in capital from redemption
fees (Note 2)	—		0.00 **	0.00 **	—	0.00	**
Net asset value, end of period	$10.96		$10.87	$11.07	$11.30	$10.43
Total return	3.52	%^	6.29%	4.11%	16.16%	6.95	%^
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$65.7		$53.8	$61.6	$44.3	$13.0
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.48	%+	1.47%	1.48%	1.60%	2.92	%+
After fees absorbed or recouped	1.50	%+	1.50%	1.50%	1.50%	1.50	%+
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	5.57	%+	5.51%	4.69%	5.58%	4.51	%+
After fees absorbed or recouped	5.55	%+	5.48%	4.67%	5.68%	5.93	%+
Portfolio turnover rate	39.75	%^	86.92%	77.47%	75.42%	60.91	%^

*	Fund commenced operations on August 30, 2002.
**	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited)

NOTE 1 — ORGANIZATION
The Osterweis Fund and The Osterweis Strategic Income Fund (the "Funds") are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Osterweis Fund and The Osterweis Strategic Income Fund began operations on October 1, 1993 and August 30, 2002, respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities. The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® ("NASDAQ"), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP"). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2006, the Funds did not hold fair valued securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.
D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a high cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the "Advisers") provide the Osterweis Fund and Osterweis Strategic Income Fund, respectively, with investment management services under

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)
separate Investment Advisory Agreements (the "Agreements"). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the six months ended September 30, 2006, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $1,392,529 and $285,584, respectively, in advisory fees.

The Adviser has contractually agreed to limit The Osterweis Strategic Income Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its annual ratio of expenses to average net assets will not exceed 1.50%. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.

At September 30, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of The Osterweis Strategic Income Fund that may be recouped was $26,852. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2007	$26,852

For the six months ended September 30, 2006, fees of $5,739 waived by the Adviser in 2004 were recouped.

Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator ("Administrator") and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)
and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Under $15 million	$30,000
$15 to $50 million	0.20% of average daily net assets
$50 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the six months ended September 30, 2006, The Osterweis Fund and The Osterweis Strategic Income Fund incurred administration fees of $144,832 and $55,372, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended September 30, 2006, The Osterweis Fund and The Osterweis Strategic Income Fund were each allocated $1,504 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the "Distributor") serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. serves as the Funds’ custodian (the "Custodian"). Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 — PURCHASES AND SALES OF SECURITIES
Investment transactions for the six months ended September 30, 2006 were as follows:

	Securities other than
	U.S. Government and		U.S. Government
	Short-term Investments		Securities
	Purchases	Sales	Purchases	Sales
The Osterweis Fund	$80,488,273	$73,158,665	$—	$—
The Osterweis Strategic
Income Fund	$17,679,106	$14,799,664	$—	$—

The cost basis of investments for federal income tax purposes at September 30, 2006 was as follows:

		The
	The Osterweis	Osterweis Strategic
	Fund	Income Fund
Cost of investments	$260,726,785	$65,629,090
Gross tax unrealized appreciation	37,523,557	869,246
Gross tax unrealized depreciation	(8,663,228)	(418,502)
Net tax unrealized appreciation	$28,860,329	$450,744

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)
Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended September 30, 2006 (estimated) and the fiscal year ended March 31, 2006 for the Funds were as follows:

	September 30,	March 31,
	2006	2006
The Osterweis Fund
Distributions paid from:
Ordinary income	$—	$2,939,389
Long-term capital gain	—	8,068,101

	September 30,	March 31,
	2006	2006
The Osterweis Strategic Income Fund
Distributions paid from:
Ordinary income	$1,580,408	$4,120,188
Long-term capital gain	—	164,090

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

		The
	The Osterweis	Osterweis Strategic
	Fund	Income Fund
Net tax unrealized appreciation	$48,990,158	$91,310
Undistributed ordinary income	—	33,163
Undistributed long-term capital gain	4,882,367	74,321
Total distributable earnings	4,882,367	107,484
Other accumulated gains/(losses)	—	—
Total accumulated earnings	$53,872,525	$198,794

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments and REIT distributions.

The Osterweis Funds

FEDERAL TAX INFORMATION (Unaudited)
The Osterweis Fund and The Osterweis Strategic Income Fund designate 100.0% and 7.0%, respectively, of the dividends declared from net investment income during the year ended March 31, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2006, 86.0% and 7.0% of the ordinary distributions paid by The Osterweis Fund and The Osterweis Strategic Income Fund, respectively, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)
A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds’ website at www.osterweis.com or the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)
The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedule of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

The Osterweis Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for each of the Osterweis Fund and the Osterweis Strategic Income Fund (the "Funds") with Osterweis Capital Management, Inc. (the "Advisor") for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds as classified by Lipper.

The Osterweis Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Osterweis Fund, the Board noted that the Fund’s one-year, three-year, five-year and ten-year performance were each either at or above the median of its peer group. The Board particularly noted the Fund’s first quartile performance ranking for the three- year, five-year and ten-year periods. The Board concluded that the Advisor’s performance was highly satisfactory under current market conditions. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s year-to-date, six- and nine-month, and one-year performance were above the median of its peer group and its three-year performance was the median of its peer group. The Trustees concluded that the Advisor’s performance was satisfactory under current market conditions. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the Osterweis Fund, the Board noted that although the Advisor had not agreed to waive its fees or reimburse Fund expenses to a certain level, the Fund’s annual expense ratio was only marginally above its peer group. Furthermore, the Board noted that the Fund’s advisory fee was above its peer group median and below the fee the Advisor charged its separately managed accounts at lower asset levels and above the fee for separately managed accounts at higher asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were not identical to those of the Fund. The Board also noted that the Fund’s expenses appeared to be within the range of the Advisor’s other accounts at certain asset levels. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Advisor had agreed to waive its fees or reimburse Fund expenses to the extent

The Osterweis Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

necessary to maintain an annual expense ratio of 1.50%. The Board noted that, while the Fund’s advisory fee (both on a contractual and a net basis after fee waivers or reimbursements) and total expense ratio were above its peer group median, it was not outside the range of its peer group. The Board also noted that the expense structure was in line with the fees charged by the Advisor to its other investment management clients and was not excessive, notwithstanding the fact that the services and investment strategies applicable to those accounts were not identical to those of the Fund. In addition, the Board noted that a factor in the expense ratio was the recoupment by the Advisor of amounts that the Advisor had previously paid (either in the form of fee waivers or fund subsidies), and that - given the continuity in the shareholder base - such recoupment was fair and did not unfairly increase the Fund’s total expenses. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow. The Board also noted that, with respect to the Osterweis Strategic Income Fund, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for "soft dollars". After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a

The Osterweis Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Funds, and that the Funds’ shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

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Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Symbol
The Osterweis Fund - OSTFX
The Osterweis Strategic Income Fund - OSTIX

CUSIP
The Osterweis Fund - 742935406
The Osterweis Strategic Income Fund - 742935489

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 4, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 4, 2006

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  December 6, 2006

* Print the name and title of each signing officer under his or her signature.